
MAGNETEK

EXPERTS IN POWER AND MOTION CONTROL

ENERGY • ENGINEERED

Forward-Looking Statements



This presentation contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties which, in many cases, are beyond the control of the company. These include, but are not limited to, economic conditions in general, business conditions in material handling, elevator, mining, and renewable energy markets, operating conditions, competitive factors such as pricing and technology, risks associated with acquisitions and divestitures, legal proceedings and the risk that the company's ultimate costs of doing business exceed present estimates. Further information regarding factors that could affect Magnetek's results can be found in the company's filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements. Actual results could differ materially from those anticipated in the forward-looking statements and from any projections included in this presentation.

We may, in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise, publicly disclose certain numerical measures which are or may be considered "non-GAAP financial measures" under SEC Regulation G. As used herein, "GAAP" refers to generally accepted accounting principles in the United States.

Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.

This presentation includes non-GAAP measures such as EBITDA and adjusted EBITDA. EBITDA represents our GAAP results adjusted to exclude interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude non-cash pension and stock compensation expenses.

Magnetek, Inc. (NYSE: MAG)




E-FORCE
E-FORCE
E-FORCE
MLTX

Leading provider of digital power and motion control systems that serve the needs of selected niches of traditional and emerging markets becoming increasingly dependent on "smart" power: overhead material handling, mobile hydraulic, elevator and energy delivery applications

Reasons to Own Magnetek



We Develop Innovative Electronic Products That Enhance Our Customers' Success While Saving Energy

- Our products focus on improving operational efficiency and energy savings for our customers
- New product introductions drive revenue growth and protect margins
- Value-added supplier — not a low-cost supplier
- Strong market position in our core material handling market
- Renewable energy markets are in early stages of a long growth cycle (projected through 2030)
- Centralized operations, primarily in North America, with extensive sales channel
- Technology intensive business with limited capital requirements
- Tight control of operating expenses, with no debt and available NOLs, deliver incremental net income gains
- Steady improvement in served markets, operational performance and pension outlook

Executing Our Strategy



FINANCIAL STABILITY

- Significant cost reductions during downturn
- Means to fund organic & strategic growth


VISION

ENERGY ENGINEERED®/ ENGINEERED ENERGY®

- Energy will again become front page news
- Designing products to consume less energy
- Power conversion products providing energy

GROWTH

- Traditional markets recovering
- Emerging market opportunities
- Strategic growth initiatives

INDUSTRY EXPERTISE

- Competitive advantages in target markets
- Strong application expertise
- Product and technology focus

ENABLING CUSTOMERS TO IMPROVE EFFICIENCY AND SAVE ENERGY

Providing Energy Engineered® Solutions to Our Served Markets



Material Handling	Elevators	Renewable Energy	Mining
			
Supply drives, radio remote controls, braking and collision avoidance subsystems to most of America's manufacturers of overhead cranes/hoists	Largest independent manufacturer of highly integrated digital motion control systems for high-rise, high-speed elevators, serving the world's foremost elevator OEMs	Manufacture subsystems that deliver conditioned power from renewable energy sources to the utility grid	Focus on drives that enable energy efficient mining equipment, with a very strong presence in coal

Description

2011E Revenue Contribution


Mining, 6%
Elevators, 19%
Material Handling, 53%
Renewable Energy, 22%

Value-added solutions approach to each of our served markets

Brief Company Overview



- Founded in 1984 and currently listed on the New York Stock Exchange (NYSE: MAG)
- Headquartered in Menomonee Falls, Wisconsin with operations in Pennsylvania, Canada, and the United Kingdom employing 350 people across 7 facilities
- FY2011 Estimated Revenue: $107 million; FY2011 Estimated Adjusted EBITDA: $14 million

Components Focus ⟷ **Solutions Focus**

Period	Year	Event
1950's	1959	Telemotive Industrial Controls founded
1960s-1970s	1967	Power Control Corporation (PCC) formed
1960s-1970s	1974	Mondel Engineering founded
1960s-1970s	1977	Proprietary digital DC drive designed and built for Otis Elevator Company
1980s	1981	Electromotive Systems founded
1980s	1984	Magnetek is formed through the LBO of Litton's Magnetics Group, including Louis Allis Drives & Systems. Electromotive introduced 1st AC Drive into Crane & Hoist Market
1980s	1986	Magnetek acquires Power Controls Corporation in Pittsburgh, PA
1990s	1989	First listed on the New York Stock Exchange
1990s	1999	Magnetek acquires Electromotive Systems Inc. and Mondel Engineering
2000 - 2007	2000	DSD 412 DC Drive approaches 90% market share
2000 - 2007	2003	Magnetek acquires Telemotive Industrial Controls
2000 - 2007	2007	Magnetek acquires DC Drive system IP from Eaton Corp. Quattro® Elevator Drive introduced using IGBT technology
2008	2008	Magnetek acquires the assets and business of Enrange, LLC
2009	Oct. 2009	Receives first order for its E-Force liquid cooled inverter
2010		

LONG HISTORY OF TECHNICAL INNOVATION THAT PREDATES THE FOUNDING OF MAGNETEK

Established Reputation Among Blue-Chip Customers



- Magnetek has built a relationship-driven, diversified blue-chip customer base that includes many of the most recognized names in its served markets
- Long-standing relationships with all of our primary customers

Relevant Segment	FY2010 Sales	% of Total	Est. Length of Relationship
Renewable Energy	$8.4	10.4%	6 yrs
Elevator	$5.8	7.3%	34 yrs
Elevator	$4.9	6.1%	29 yrs
Mining	$3.8	4.7%	35 yrs
Elevator	$2.8	3.5%	11 yrs
Material Handling	$2.1	2.6%	17 yrs
Elevator	$1.7	2.1%	13 yrs
Material Handling	$1.4	1.7%	27 yrs
Material Handling	$1.3	1.7%	20 yrs
Material Handling	$1.3	1.6%	20 yrs
Current Top -10	$33.5	41.5%	21 yrs avg
Others	$47.1	58.5%	
Total Annual Revenues	**$80.6**		

MAGNETEK ADDS VALUE TO CUSTOMERS AND END-USERS THROUGH ADVANCED INNOVATION, EXPERTISE AND SERVICE

Leading Industry Expertise



Magnetek employs nearly 90 people with an engineering or technically differentiated background

- Multiple disciplined team consisting of engineers/designers and technicians within the following:
  - Systems Engineering
  - Electrical Engineering
  - Mechanical Engineering
  - Software Engineering
  - Applications/Product
  - Drafting and PCB design

- Technical specialties include:
  - Power Electronics
  - RF design
  - Embedded software and control
  - HMI/User interface
  - Utility and Grid interconnect
  - Mechanical Packaging
  - Motor control
    - AC - Permanent Magnet and Induction
    - DC

Engineering Team by Function



Project Coordination
Power
Technicians
Electrical
Software
System Electrical
System Mechanical
PCB Designer
Electrical Product
Sales/Apps
Mechanical
Drafting

Business Segment Overview-Material Handling



- Magnetek supplies North America's manufacturers of overhead cranes, hoists and monorails with digital drive systems, radio remote controls, braking, collision avoidance, and electrification subsystems
- Industries served include aerospace, automotive, steel, aluminum, paper, logging, mining, ship loading, locomotive yards, the grain industry and more


IMPULSE
VG+
IMPULSE
G+




MLTX




Percent of Total Revenue
Material Handling, 53%

Material Handling Market Leader



Bundled "Smart" Control Solutions

- Bundle products with engineered services to provide customer-specific solutions

Competitive Advantages

- Sales channel & name recognition
- Systems application expertise
- Broad product offering

Demonstrated ROI for Customers

- Labor and energy savings
- Increased up-time & reduced R&M
- Safer workplace environments

Importance of Product Integration and Bundling Solutions





MONDEL®
Brake-by-Wire Braking Subsystems
BLACKMAX® & BLUE MAX®
Inverter-Duty Motors
IMPULSE® & OMNIPULSE™
Digital Drive Subsystems
ELECTROMOTIVE®
Festoon Electrification Systems
SCS®
Load Swing-Control
Hardware and Software
TELEMOTIVE®
Radio Remote Crane
and Hoist Controls
ELECTROBAR®
Conductor Bar Electrification Products
LASERGUARD®
Distance-Detection & Collision Avoidance Sensors

MAGNETEK

Growth Opportunities-Material Handling



Mobile Hydraulic



- Convert key OEMs from competitive radio offerings

Overhead Crane and Hoist



- Increase AC Drive market share by capturing drive and panel business from identified strategic accounts
- Capture radio business from large OEMs
- Penetrate the DC crane market by retrofitting older technologies with the OmniPulse DDC and MagnePulse DMC drive products
- Leverage operational efficiency through automation/engineered systems

Heavy Movable Structures



- Government funded infrastructure spending fuels sales in Brakes and AC controls
- Magnetek currently has 18 active bridge projects quoted
- Infrastructure spending is expected to continue through 2012

Business Segment Overview-Renewable Energy



Renewable Energy business is currently Magnetek's fastest-growing segment

- Magnetek offers power inverters, which convert DC power from renewable sources into utility-grade AC power to connect to the grid
- Utility scale site developers
- Provides a platform for power conversion solutions ranging from 500 kW to multi-megawatts
- Renewable generating source OEMs
  - Wind turbines
  - Solar panels
  - Combined Heat & Power



Percent of Total Revenue


Renewable Energy, 22%





Detailed Product Offering-Renewable Energy





Generator turns torque in variable-frequency alternating-current (AC)
Wind turbine turns drive shaft, producing mechanical torque
Rectifier converts variable-frequency AC into variable-voltage direct current (DC)
Magnetek motor drive controls wind turbine's maintenance hoist
E-FORCE® power inverters serve as interface and deliver utility-grade AC to the power transmission grid
Magnetek modular E-FORCE® power inverters regulate and transform variable DC into utility-grade AC power



Growth Opportunities-Renewable Energy



- State renewable energy portfolio standards and tax credits will continue to drive growth in renewable energy

E-Force Inverter

- Working on next generation inverter topologies
  - Higher efficiency
  - Reduced cost

Solar

- Scalable 1MW solar inverter
- Targeted completion of testing in Q4, CY 2011

Solution selling/potential bundling

- Exploring solutions that include shelters, medium voltage switch gear, and equipment monitoring

Patent pending on harvesting more energy in low light and low wind situations





Business Segment Overview-Elevators



Elevator business provides highly integrated digital motion control subsystems and drives used primarily in mid/high-rise, high-speed elevator applications



Elevators, 19%

Percent of Total Revenue

- Over 70,000 DC Elevator Drives in operation throughout the world, including the Quattro® - DC Elevator Drive, Magnetek's "green" solution in the drives market (25-40% energy savings over older technologies; utility rebates)
- Magnetek Elevator drives are found in many of the world's most recognizable buildings
  - High-rise elevators account for 65% to 70% of Magnetek's elevator business
  - New construction and modernization markets
- Magnetek's top OEM customers comprise over 80% of the world market share



MAGNETEK
ELEVATOR
MAGNETEK DRIVES THE WORLD'S MOST FAMOUS BUILDINGS

Elevator Market Leader



- Magnetek is recognized as an industry expert
  - Frequently host both industry and product technical seminars and training
  - Author product and industry whitepapers
  - Dedicated applications and support team



- Extensive product life requirements results in long-term repair and parts revenue

Quattro® Energy Saving Elevator Drive





Under load, an elevator motor consumes electricity as the elevator car is lifted — but actually generates energy as the car descends

Magnetek's QUATTRO® elevator motion control system captures the energy generated by the elevator drive and motor and returns it to the utility power grid

QUATTRO® also minimizes power line "noise", which can interfere with building electronics, such as data processing, lighting and security systems

With Magnetek's QUATTRO®, maximum electric power is regenerated to the utility grid, saving building owners thousands of dollars in electricity bills each year

Growth Opportunities-Elevators





Product Growth/AC Expansion

- AC version of QUATTRO® Energy Saving Drive
- New AC Product Launch – HPV900 Series 2
  - Provides competitive product for larger AC market
  - Growth platform for Europe; possible entry into Asia/South America


HPV
900





Business Segment Overview-Mining



Mining business provides drive products for underground coal mining equipment

- Magnetek is the leading independent supplier of AC and DC digital motion control systems to underground coal mining equipment manufacturers in North America
- Systems are used in coal hauling vehicles, shuttle cars, scoops, and other heavy equipment
- Over 10,000 drives in the marketplace
- Largest installed base of DC drives in mining industry – provides repair & upgrade opportunities
- New AC Variable Frequency Mining drives
- Not tied to new construction, serving majority of the modernization market

Percent of Total Revenue



Mining, 6%







Growth Opportunities-Mining



Mining Growth Initiatives

- Leverage large installed base of DC drives by actively marketing repairs & service
- Strong growth potential for our new AC mining products
  - Industry moving toward AC applications
- Expansion of customer base
- Brand Recognition


M-FORCE



Magnetek Financial Overview



- Sales CAGR of 10% from FY 2005 through FY 2008
  - Down 2% in FY 2009 and 18% in FY 2010 ($80.6MM)
  - FY 2011 YTD sales were up 40% over FY 2010 through nine months to $79MM
- Indirect cost reduction actions implemented during downturn resulted in $5MM annualized savings
  - Expect that more than half of this can be permanent (within a relevant sales range)
- Significant operating leverage when sales volume recovers
- Continuing investments in R&D and new product development throughout the economic downturn & increased pension funding period
- Cash of $6 million, no bank debt, and $7.5 million credit facility at April 2011
- Significant NOL carryforwards for tax purposes ($224MM)
- Recent improvement in both business indicators and pension obligations

Fiscal Year 2011 Q3 Highlights
(Ended April 3, 2011)



(Amounts in US$ millions)	Q3 FY'11	Q2 FY'11	Q3 FY'10	Change
Net sales				
Material Handling	$ 13.9	$ 14.7	$ 10.7	$ 3.2
Elevator	6.3	5.7	4.7	1.6
Energy Delivery	7.6	5.7	3.8	3.8
Total net sales	**$ 27.8**	**$ 26.1**	**$ 19.2**	**$ 8.6**
Cost of sales	19.1	17.6	13.7	5.4
Gross profit	**$ 8.7**	**$ 8.5**	**$ 5.5**	**$ 3.2**
Gross margin %	**31.2%**	**32.5%**	**28.7%**	**2.5%**
Research & development	1.1	1.1	1.0	0.1
Pension expense	1.6	1.6	2.1	(0.5)
Selling, G & A	4.5	4.4	3.6	0.9
Total operating expenses	7.2	7.1	6.7	0.5
Income (loss) from operations	**$ 1.5**	**$ 1.4**	**$ (1.2)**	**$ 2.7**
Provision for income taxes	0.3	-	0.2	0.1
Net income (loss) - continuing ops	**$ 1.2**	**$ 1.4**	**$ (1.4)**	**$ 2.6**
Earnings (loss) / share - continuing	**$ 0.04**	**$ 0.04**	**$ (0.05)**	**$ 0.09**

MH sales up 30% over prior year; FY'11 Q3 Energy Delivery includes $5.6MM renewable energy sales

FY'11 Q3 GP up $3.2MM over prior year, representing 37% of sales increase

FY'11 Q3 operating expenses impacted by variable selling and incentive comp provisions, offset by lower pension

FY'11 Q3 income from operations improved by $2.7 million over last year

Maximize Shareholder Value



Drivers of Shareholder Value

- Capital spending and capacity utilization – impact on our sales, profits and cash flow
- Cost of traditional energy sources and the impact on renewable energy market conditions
- Change in pension funding obligations (asset, interest rate, rules)

Recent Positive Developments

- Steady sales growth since the bottom of MH business in the Jun-Sep 2009 timeframe
- Renewable energy projects are again obtaining financing – sales growing rapidly
- Magnetek's pension is a variable liability subject to change – funding obligation improved by approximately $25 million since June 2010
  - Further improvement could come from interest rate increases or continued asset returns
  - FY 2012 pension expense projected to decline to approximately $5 million from $6.5 million in FY 2011
  - Applied for $17 million funding waiver from PBGC (deferral)
- Company performance through 9 months of FY2011 up significantly over prior year exceeding expectations

PROJECTING CONTINUED IMPROVEMENT IN QUARTERLY RESULTS GOING FORWARD


MAGNETEK

QUESTIONS?






Appendix

Material Handling Portfolio

With estimated North American Market Share %s



Digital AC Controls (70%)


IMPULSE
DataLogger

Digital DC Controls (30%)



Pendant Stations



AC/DC Radio Controls (30%)



Industrial Braking Subsystems (60%)



Power Delivery Systems (20%)



Market Overview-Material Handling



Recent Market Indicators

- US industrial capacity utilization increasing
- Capital spending cycle in recovery phase
- Accelerating rate of growth in bookings over past 15 months

Bundling Advantage

- Magnetek is uniquely positioned to add value to customers through leveraging its Power Delivery, Control, Radio and Brake products to deliver a fully bundled, integrated solution

2010 Material Handling Revenue by End-Market


HMS 5%
Defense 5%
General Industry 35%
Energy 15%
Aerospace 10%
Metals 10%
Auto 10%
Metal Processing 10%

2010 Material Handling Revenue by Product Line


Automation 4%
Brakes 17%
AC/DC Controls 42%
Service 7%
Electrification 12%
Radios 18%

Market Overview- Renewable Energy



State renewable energy standards (RES), federal production tax credits and investment tax credits will drive future growth in renewable energy markets

- 28 states now have mandated RES targets
- 5 additional states have voluntary RES goals
- Ontario Feed-in Tariff (FIT) Program

Global Large Solar (>3MW) Project Update

- 5,546 MW installed globally
- 383 MW installed in US
- 33,372 MW in planning globally
- 16,222 MW in planning in US

Global On-Shore Large Wind (>5MW) Project Update

- 132,512 MW installed globally
- 42,872 MW installed in US
- 194,044 MW in planning globally
- 78,147 MW in planning in US
- Wind is highly captive on the inverter side

MAGNETEK

Source: Energy Acuity (5/17/11)

Market Overview-Elevator



Overview

- Brand recognition
  - Quality
  - Industry expertise
- Pull through from consultants and architects
- Long-standing OEM relationships
- 4 of the top 5 elevator OEMs are current customers
- Application and software algorithm expertise



Magnetek Elevator Revenue by Product Line (FY 2010)


Parts & Repair, 13%
AC Drives, 41%
Quattro, 18%
DC Drives, 27%

Detailed Product Offering-Elevator



Quattro Drive



- Drive provides clean, highly efficient use of electricity with typical savings of more than 25% over DC SCR drives and 45% over Motor Generator sets
- Fully regenerative with active front end

DSD 412



- Drives can be used on both geared and gearless elevator systems
- Completely digital solid state drive
- Unique Elevator Speed regulator

HPV 600, 900, and 900 S2


HPV 900


HPV 600
HPV 600

- AC Drives
- HPV 900 is designed for high performance, high overload capacity

Regen AC



- Takes excessive energy from the motor and supplies it to the incoming AC power source
- Available as a kit to be mounted inside the panel with the drive, or within an enclosure

Market Overview-Mining



Market Characteristics

- Projected increase in demand for coal
- Accounts for over half electricity used in US today
  - Total world energy consumption projected to increase 57% by 2030
  - Coal's consumption for world energy use expected to increase 49% through 2030



Detailed Product Offering-Mining



Traction Drives


M-FORCE

- M-Force™ SD500 Severe Duty AC Traction Drive System
  - Can be connected to permanent magnet or induction AC motors for high system efficiency at a wide range of motor speeds



- SD1000 Severe Duty AC Traction Drive
  - Can be connected to either a permanent magnet or an induction AC motor
  - Applications: Continuous haulage, Conveyor Systems, Pumps, Traction Controls

Variable Frequency Drives



- SD1000 Volt Air and Liquid Cooled Variable Frequency Drive
  - Can operate applications ranging from simple variable or constant torque, to sophisticated networked systems



- M-Force™ General Purpose Drive
  - Applications: Conveyors, Pumps and Fans as well as other mining and prep plant applications

Financial Highlights
(Fiscal Year-end June)




Net Sales in US$ millions
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0


Gross Profit in US$ millions
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
$35.0
$30.0
$25.0
$20.0
$15.0


Income (Loss) from Operations in US$ millions
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
$7.5
$5.0
$2.5
$-
$(2.5)
$(5.0)


EPS from Continuing Operations in US$
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)

Proven track record of growth in sales and profitability (pre-recession)

Quarterly Balance Sheet Metrics





Cash Balances
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11
$20.0
$15.0
$10.0
$5.0
$-
US$ millions



AR + Inventory less AP
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11
$25.0
$20.0
$15.0
$10.0
$5.0
$-
US$ millions

Cash balances in excess of $10MM most of the past two years

Working capital requirements declining as a % of sales – currently at 19% of annualized sales

Cash balances relatively constant during periods of pension funding

Quarterly Cash Flow Metrics





Adjusted EBITDA
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211
$4.0
$3.0
$2.0
$1.0
$-
US$ millions



Cash Generated from Operations before Pension Funding
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
US$ millions

Adjusted EBITDA* over the past 10 quarters = $25.8 MM

**Adjusted EBITDA=EBITDA + non-cash pension expense and stock compensation expense*

Cash generated from operations pre-pension funding = $29.4MM compared to pension funding of $30.4MM over the past 10 quarters

Investments in R&D ($3-4MM annually) and capital ($1MM annually) have remained constant throughout the economic downturn & pension funding

Pension Funding Scenario

Figures in US$ Millions



	Actual	Actual	Projections						Total
	FY 2009	FY 2010	FY 2011 P	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY11-16
Net sales	$ 98.2	$ 80.6	$ 102.9	$ 114.7	$ 124.2	$ 132.2	$ 144.8	$ 159.3	$ 778.1
Adjusted EBITDA	12.1	7.6	12.0	15.4	18.0	19.7	20.4	23.4	108.9
Adjusted EBITDA %	12.3%	9.4%	11.7%	13.4%	14.5%	14.9%	14.1%	14.7%	14.0%
Uses of cash:									
Estimated pension funding obligation	9.4	15.6	11.8	17.5	18.2	17.6	12.0	2.4	79.5
Capital expenditures	0.8	1.2	1.1	1.0	1.0	1.0	1.0	1.0	6.1
Working capital change & other	(2.2)	0.7	0.6	2.4	1.9	1.6	2.5	2.9	11.9
Total uses of cash	8.0	17.5	13.5	20.9	21.1	20.2	15.5	6.3	97.5
Cash generated (consumed)	4.1	(9.9)	(1.5)	(5.5)	(3.1)	(0.5)	4.9	17.1	11.4
Available cash and credit facility:									
Cash on hand	18.1	8.2	6.7	1.2	-	-	2.5	19.6	11.4
Credit facility availability	7.5	7.5	7.5	7.5	5.6	5.1	7.5	7.5	-
Total availability	25.6	15.7	14.2	8.7	5.6	5.1	10.0	27.1	11.4

NOTE: The above projections do not represent a long-term financial forecast.
The assumed discount rate in the above pension funding obligations is 5.45% (the current weighted average rate) for all periods presented.
The assumed return rate on plan assets is 8.0% for all periods presented.
A 100 basis point increase in interest rates reduces the aggregate funding obligation above by approximately $20 million.

Pension funding obligations significant but manageable – has not impacted our ability to invest in and grow our business

Cost Savings and Leverage



Figures in US$ millions

	FY 2011 Est.	FY 2010 Est.	Change
Fixed costs ex-pension	$ 31.5	$ 30.4	$ 1.1
Pension expense	6.7	8.2	(1.5)
Total fixed costs	$ 38.2	$ 38.6	$ (0.4)
Variable margin	42%	45%	
Break-even sales at OP line	$ 91.0	$ 85.8	$ 5.2
Quarterly break-even sales	$ 22.7	$ 21.4	$ 1.3

Assumes sales mix shifts toward increasing renewable energy sales in FY11

Have realized significant improvement in OP & EBITDA as sales volumes recovered

New Products Drive Growth





Net Sales Composition (US$ millions)
$100.0
$80.0
$60.0
$40.0
$20.0
2010
2009
New products
Base products



Net Sales Composition in % Terms
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
2010
2009
New products
Base products

Figures in US$ Millions

Net sales comprised of:	**2010**	**2009**	**Incr (Decr)**	**%**
Base product sales	$ 61.1	$ 79.9	$ (18.8)	-24%
New products *	19.5	18.3	1.2	7%
Total net sales	$ 80.6	$ 98.2	$ (17.6)	-18%

*** New products defined as introduced or acquired within the past 5 years***

New product sales comprised nearly 25% of FY 2010 sales, up from 19% in FY 2009